Contacts:	For Media:	For Financials:
	John Oxford	Kevin Chapman
	Vice President	Executive Vice President
	Director of External Affairs	Chief Financial Officer
	(662) 680-1219	(662) 680-1450
	joxford@renasant.com	kchapman@renasant.com

RENASANT CORPORATION ANNOUNCES
2014 FOURTH QUARTER AND YEAR-END RESULTS

TUPELO, MISSISSIPPI (January 20, 2015) - Renasant Corporation (NASDAQ: RNST) (the “Company”) today announced earnings results for the fourth quarter and year ended December 31, 2014. Net income for the fourth quarter of 2014 was approximately $15.6 million, up 39%, as compared to $11.3 million for the fourth quarter of 2013. Basic and diluted earnings per share (“EPS”) were $0.49 for the fourth quarter of 2014, as compared to basic and diluted EPS of $0.36 for the fourth quarter of 2013.

Net income for 2014 was $59.6 million, as compared to $33.5 million for 2013. Basic and diluted EPS were $1.89 and $1.88, respectively, for 2014, as compared to basic and diluted EPS of $1.23 and $1.22, respectively, for 2013.

In December of 2014, the Company announced a definitive merger agreement to acquire Heritage Financial Group, Inc. ("Heritage"), a bank holding company headquartered in Albany, Georgia, and the parent of HeritageBank of the South, in an all-stock merger. During the fourth quarter of 2014, the Company incurred merger expenses of approximately $500 thousand, or $0.01 in EPS, related to the Heritage merger.

For the fourth quarter of 2014, the Company’s return on average assets and return on average equity were 1.08% and 8.72%, respectively, as compared to 0.78% and 6.71%, respectively, for the fourth quarter of 2013. The Company’s 2014 fourth quarter return on average tangible assets and return on average tangible equity were 1.20% and 15.89%, respectively, as compared to 0.90% and 13.55%, respectively, for the fourth quarter of 2013.

For 2014, the Company’s return on average assets and return on average equity were 1.02% and 8.61%, respectively, as compared to 0.71% and 6.01%, respectively, for 2013. The Company’s 2014 return on average tangible assets and return on average tangible equity were 1.15% and 16.25%, respectively, as compared to 0.79% and 10.83%, respectively, for 2013.

“Our financial results for the fourth quarter of 2014 represent a strong finish to a great year. During 2014, we grew non-acquired loans over 13%, increased net interest margin, enhanced efficiency and improved our credit risk portfolio. All of these accomplishments resulted in record earnings and superior returns on profitability metrics,” commented Renasant Chairman and Chief Executive Officer, E. Robinson McGraw. “As we look to 2015, we believe we are well positioned to continue to improve on profitability and earnings growth, which in turn will generate shareholder value.”

Total assets at December 31, 2014, were approximately $5.80 billion, as compared to $5.75 billion at December 31, 2013.

Total loans, including loans acquired in either the Company’s acquisition of First M&F Corporation (“First M&F”) in the third quarter of 2013 or in FDIC-assisted transactions (collectively referred to as “acquired loans”), increased 2.75% to approximately $3.99 billion at December 31, 2014, as compared to $3.88 billion at December 31, 2013. Excluding acquired loans, loans grew 13.23% to $3.27 billion at December 31, 2014, as compared to $2.89 billion at December 31, 2013.

Total period end deposits remained flat at $4.84 billion at December 31, 2014, as compared to December 31, 2013. The Company’s noninterest-bearing deposits averaged approximately $937 million, or 19.6% of average deposits, for the fourth quarter of 2014, as compared to $889 million, or 18.4% of average deposits, for the fourth quarter of 2013. The Company’s cost of funds was 45 basis points for the fourth quarter of 2014, as compared to 51 basis points for the same quarter in 2013.

At December 31, 2014, the Company’s tangible common equity ratio was 7.52%, Tier 1 leverage capital ratio was 9.53%, Tier 1 risk-based capital ratio was 12.45%, and total risk-based capital ratio was 13.54%. The Company’s capital ratios were all in excess of regulatory minimums required to be classified as “well-capitalized.”

Net interest income was $50.0 million for the fourth quarter of 2014, as compared to $50.7 million for the fourth quarter of 2013. Net interest margin was 4.09% for the fourth quarter of 2014, as compared to 4.16% for the fourth quarter of 2013. Additional interest income recognized in connection with the acceleration of pay downs and payoffs from acquired loans increased net interest margin 11 basis points in the fourth quarter of 2014, as compared to 16 basis points in the same period in 2013.

The Company’s noninterest income is derived from diverse lines of business which primarily consist of mortgage, wealth management and insurance revenue sources along with income from deposit and loan products. For the fourth quarter of 2014, noninterest income increased to $20.0 million, as compared to $18.3 million for the fourth quarter of 2013. The Company’s growth in noninterest income for the fourth quarter of 2014, as compared to the fourth quarter of 2013, was driven primarily by higher levels of service charges on deposits and mortgage banking income.

Noninterest expense was $46.0 million for the fourth quarter of 2014, as compared to $51.1 million for the fourth quarter of 2013. The reduction in noninterest expenses for the fourth quarter of 2014, as compared to the same period in 2013, is primarily due to reductions in salary and employee benefits, other real estate expense and merger related expenses. The Company recorded merger expenses during the fourth quarter of 2014 of approximately $500 thousand related to the pending Heritage merger and $1.9 million during the fourth quarter of 2013 related to the First M&F acquisition.

At December 31, 2014, total nonperforming loans (loans 90 days or more past due and nonaccrual loans) were $55.1 million and total other real estate owned (“OREO”) was $34.5 million. The Company’s nonperforming loans and OREO that were acquired either through the First M&F merger or in connection with FDIC-assisted transactions (collectively referred to as “acquired nonperforming assets”) were $34.9 million and $17.4 million, respectively at December 31, 2014.

Since the acquired nonperforming assets were recorded at fair value at the time of acquisition or are subject to loss-share agreements with the FDIC, which significantly mitigates our actual loss, the remaining information in this release on nonperforming loans, OREO and the related asset quality ratios excludes these acquired nonperforming assets.

Nonperforming assets decreased 20.17% to $37.3 million at December 31, 2014, as compared to $46.7 million at December 31, 2013.

Nonperforming loans were $20.2 million at December 31, 2014, as compared to $19.2 million at December 31, 2013. Early stage delinquencies, or loans 30-to-89 days past due, as a percentage of total loans were 0.32% at December 31, 2014, as compared to 0.31% at December 31, 2013.

OREO was $17.1 million at December 31, 2014, as compared to $27.5 million at December 31, 2013, a 38.0% decrease. The Company continues to proactively market the properties held in OREO as it sold approximately $28.8 million of OREO during 2014 and $6.1 million during the fourth quarter of 2014.

The Company recorded a provision for loan losses of $1.1 million for the fourth quarter of 2014, as compared to $2.0 million for the fourth quarter of 2013. For the fourth quarter of 2014, net charge-offs were $3.3 million, as compared to $584 thousand in net charge-offs for the same period in 2013. Annualized net charge-offs as a percentage of average loans were 0.33% for the fourth quarter of 2014, as compared to 0.06% for the same quarter in 2013.

The allowance for loan losses as a percentage of loans was 1.29% at December 31, 2014, as compared to 1.65% at December 31, 2013. The Company’s coverage ratio, or the allowance for loan losses as a percentage of nonperforming loans, decreased to 209.49% at December 31, 2014, as compared to 248.90% at December 31, 2013.

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 a.m. Eastern time on Wednesday, January 21, 2015, through the Company's website: www.renasant.com or http://services.choruscall.com/links/rnst150121.html. If Internet access is unavailable, the conference may also be heard live (listen-only) via telephone by dialing
1-877-513-1143 in the United States and requesting the Renasant Corporation earnings call. International participants should dial 1-412-902-4145.

The webcast will be archived on www.renasant.com beginning one hour after the call and will remain accessible for one year. Replays can also be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 10058507 or by dialing 1-412-317-0088 internationally and entering the conference number. Telephone replay access is available until 9:00 a.m. ET on February 5, 2015.

ABOUT RENASANT CORPORATION:

Renasant Corporation is the parent of Renasant Bank, a 111-year-old financial services institution, and Renasant Insurance. Renasant has assets of approximately $5.80 billion and operates more than 120 banking, mortgage, financial services and insurance offices in Mississippi, Tennessee, Alabama and Georgia.

NOTE TO INVESTORS:

This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.

Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (GAAP), this press release contains certain non-GAAP financial measures.  These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets, which the Company’s management uses when evaluating capital utilization and adequacy. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indications of its operating performance particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible can vary extensively from company to company and are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies.
The specific non-GAAP financial measures used are return on average tangible shareholders’ equity, return on average tangible assets and the ratio of tangible equity to tangible assets (commonly referred to as the “tangible capital ratio”). The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the Company’s calculations may not be comparable to other similarly titled measures presented by other companies. Also there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.
Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this release under the caption “Reconciliation of GAAP to Non-GAAP.”

###

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)
									Q4 2014 -	Twelve Months Ended
	2014				2013				Q4 2013	December 31,
	Fourth	Third	Second	First	Fourth	Third	Second	First	Percent			Percent
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Variance	2014	2013	Variance
Statement of earnings
Interest income - taxable equivalent basis	$57,335	$58,098	$60,002	$57,811	$58,644	$46,083	$41,331	$40,371	(2.23)	$233,246	$186,429	25.11
Interest income	$55,596	$56,359	$58,277	$56,177	$57,076	$44,638	$39,945	$38,945	(2.59)	$226,409	$180,604	25.36
Interest expense	5,580	5,886	6,108	6,206	6,408	5,890	5,541	5,564	(12.92)	23,780	23,403	1.61
Net interest income	50,016	50,473	52,169	49,971	50,668	38,748	34,404	33,381	(1.29)	202,629	157,201	28.90
Provision for loan losses	1,050	2,217	1,450	1,450	2,000	2,300	3,000	3,050	(47.50)	6,167	10,350	(40.42)
Net interest income after provision	48,966	48,256	50,719	48,521	48,668	36,448	31,404	30,331	0.61	196,462	146,851	33.78
Service charges on deposit accounts	6,527	6,747	6,194	5,915	6,165	5,361	4,509	4,500	5.87	25,383	20,535	23.61
Fees and commissions on loans and deposits	5,150	6,236	5,515	4,972	5,300	4,982	4,848	4,831	(2.83)	21,873	19,961	9.58
Insurance commissions and fees	1,973	2,270	2,088	1,863	1,869	1,295	951	861	5.56	8,194	4,976	64.67
Wealth management revenue	2,144	2,197	2,170	2,144	2,124	2,091	1,715	1,724	0.94	8,655	7,654	13.08
Securities gains (losses)	—	375	—	—	—	—	—	54	—	375	54	594.44
Gain on sale of mortgage loans	2,368	2,635	2,005	1,586	1,350	2,788	3,870	3,565	75.41	8,594	11,573	(25.74)
Gain on acquisition	—	—	—	—	—	—	—	—	—	—	—	—
Other	1,809	2,102	1,499	2,136	1,533	2,418	1,424	1,843	18.00	7,546	7,218	4.54
Total noninterest income	19,971	22,562	19,471	18,616	18,341	18,935	17,317	17,378	8.89	80,620	71,971	12.02
Salaries and employee benefits	27,301	29,569	29,810	28,428	29,911	25,689	21,906	21,274	(8.73)	115,108	98,780	16.53
Data processing	2,949	2,906	2,850	2,695	2,546	2,236	2,045	2,043	15.83	11,400	8,870	28.52
Occupancy and equipment	5,146	5,353	4,906	4,847	5,105	4,576	3,668	3,608	0.80	20,252	16,957	19.43
Other real estate	723	1,101	1,068	1,701	1,607	1,537	1,773	2,049	(55.01)	4,593	6,966	(34.07)
Amortization of intangibles	1,327	1,381	1,427	1,471	1,508	724	314	323	(12.00)	5,606	2,869	95.40
Merger-related expenses	499	—	—	195	1,879	3,763	385	—	(73.44)	694	6,027	(88.49)
Debt extinguishment penalty	—	—	—	—	—	—	—	—	—	—	—	—
Other	8,034	7,865	9,335	8,308	8,573	8,088	7,643	8,303	(6.29)	33,542	32,607	2.87
Total noninterest expense	45,979	48,175	49,396	47,645	51,129	46,613	37,734	37,600	(10.07)	191,195	173,076	10.47
Income before income taxes	22,958	22,643	20,794	19,492	15,880	8,770	10,987	10,109	44.57	85,887	45,746	87.75
Income taxes	7,361	7,108	5,941	5,895	4,620	2,133	2,968	2,538	59.33	26,305	12,259	114.58
Net income	$15,597	$15,535	$14,853	$13,597	$11,260	$6,637	$8,019	$7,571	38.52	$59,582	$33,487	77.93
Basic earnings per share	$0.49	$0.49	$0.47	$0.43	$0.36	$0.24	$0.32	$0.30	36.11	$1.89	$1.23	53.66
Diluted earnings per share	0.49	0.49	0.47	0.43	0.36	0.24	0.32	0.30	36.11	1.88	1.22	54.10
Average basic shares outstanding	31,537,278	31,526,423	31,496,737	31,436,148	31,366,019	27,234,927	25,223,749	25,186,229	0.55	31,499,498	27,269,613	15.51
Average diluted shares outstanding	31,781,734	31,718,529	31,698,198	31,724,474	31,617,681	27,447,382	25,373,868	25,288,785	0.52	31,759,647	27,460,757	15.65
Common shares outstanding	31,545,145	31,533,703	31,519,541	31,480,395	31,387,668	31,358,583	25,231,074	25,208,733	0.50	31,545,145	31,387,668	0.50
Cash dividend per common share	$0.17	$0.17	$0.17	$0.17	$0.17	$0.17	$0.17	$0.17	—	$0.68	$0.68	—
Performance ratios
Return on average shareholders' equity	8.72%	8.84%	8.67%	8.19%	6.71%	4.75%	6.35%	6.12%		8.61%	6.01%
Return on average tangible shareholders' equity (1)	15.89%	16.50%	16.55%	16.05%	13.55%	8.74%	10.47%	10.19%		16.25%	10.83%
Return on average assets	1.08%	1.07%	1.02%	0.93%	0.78%	0.56%	0.76%	0.73%		1.02%	0.71%
Return on average tangible assets (2)	1.20%	1.20%	1.15%	1.05%	0.90%	0.63%	0.82%	0.79%		1.15%	0.79%
Net interest margin (FTE)	4.09%	4.12%	4.24%	4.04%	4.16%	3.86%	3.88%	3.89%		4.12%	3.96%
Yield on earning assets (FTE)	4.53%	4.58%	4.72%	4.53%	4.67%	4.42%	4.49%	4.51%		4.59%	4.53%
Cost of funding	0.45%	0.47%	0.48%	0.48%	0.51%	0.57%	0.60%	0.62%		0.47%	0.57%
Average earning assets to average assets	87.41%	87.32%	87.39%	87.35%	86.78%	87.43%	87.32%	86.31%		87.37%	86.96%
Average loans to average deposits	82.67%	82.26%	79.11%	77.00%	79.89%	81.69%	80.93%	80.30%		80.24%	80.66%
Noninterest income (less securities gains/
losses) to average assets	1.38%	1.53%	1.34%	1.27%	1.27%	1.59%	1.64%	1.67%		1.38%	1.52%
Noninterest expense (less debt prepayment penalties/
merger-related expenses) to average assets	3.14%	3.32%	3.39%	3.25%	3.40%	3.59%	3.54%	3.63%		3.28%	3.53%
Net overhead ratio	1.76%	1.79%	2.06%	1.97%	2.14%	2.01%	1.90%	1.95%		1.90%	2.01%
Efficiency ratio (FTE) (4)	61.56%	62.90%	65.38%	65.48%	67.65%	71.25%	69.74%	71.51%		63.82%	69.88%

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)
									Q4 2014 -	Twelve Months Ended
	2014				2013				Q4 2013	December 31,
	Fourth	Third	Second	First	Fourth	Third	Second	First	Percent			Percent
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Variance	2014	2013	Variance
Average Balances
Total assets	$5,746,146	$5,758,081	$5,836,607	$5,927,884	$5,741,794	$4,729,079	$4,231,947	$4,206,411	0.08	$5,816,517	$4,731,512	22.93
Earning assets	5,022,647	5,027,805	5,100,834	5,178,069	4,982,614	4,134,730	3,695,409	3,630,759	0.80	5,081,764	4,114,606	23.51
Securities	979,052	1,001,547	1,026,948	1,002,519	924,179	819,351	754,515	698,863	5.94	1,002,450	799,899	25.32
Mortgage loans held for sale	27,443	31,832	26,004	19,925	25,248	37,056	32,318	22,347	8.69	26,337	29,271	(10.02)
Loans, net of unearned	3,954,606	3,937,142	3,897,028	3,868,747	3,865,615	3,213,853	2,845,260	2,804,618	2.30	3,914,679	3,185,288	22.90
Intangibles	297,978	300,725	302,181	303,599	304,388	227,606	190,362	190,787	(2.11)	301,104	228,629	31.70
Noninterest-bearing deposits	$936,672	896,856	905,180	949,317	888,888	660,415	562,104	549,514	5.38	921,903	666,147	38.39
Interest-bearing deposits	3,846,891	3,889,132	4,020,754	4,074,746	3,949,909	3,273,658	2,953,435	2,943,247	(2.61)	3,957,068	3,282,816	20.54
Total deposits	4,783,563	4,785,988	4,925,934	5,024,063	4,838,797	3,934,073	3,515,539	3,492,761	(1.14)	4,878,971	3,948,963	23.55
Borrowed funds	190,928	214,017	169,373	170,091	173,583	189,909	164,894	163,981	9.99	186,236	173,161	7.55
Shareholders' equity	709,811	697,103	686,794	673,047	665,513	553,772	506,225	501,634	6.66	691,802	557,209	24.15

									Q4 2014 -	As of
	2014				2013				Q4 2013	December 31,
	Fourth	Third	Second	First	Fourth	Third	Second	First	Percent			Percent
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Variance	2014	2013	Variance
Balances at period end
Total assets	$5,804,526	$5,751,711	$5,826,020	$5,902,831	$5,746,270	$5,735,865	$4,242,401	$4,267,658	1.01	$5,804,526	$5,746,270	1.01
Earning assets	5,063,040	5,053,251	5,063,873	5,161,173	4,999,434	4,972,051	3,715,321	3,706,707	1.27	5,063,040	4,999,434	1.27
Securities	983,747	980,328	1,007,331	1,046,688	925,670	915,869	746,530	740,613	6.27	983,747	925,670	6.27
Mortgage loans held for sale	25,628	30,451	28,116	28,433	33,440	28,466	50,268	26,286	(23.36)	25,628	33,440	(23.36)
Loans acquired from M&F	577,347	636,628	694,115	746,047	813,451	891,420	—	—	(29.02)	577,347	813,451	(29.02)
Loans not acquired	3,267,486	3,165,492	3,096,286	2,947,836	2,885,802	2,794,116	2,683,017	2,594,438	13.23	3,267,486	2,885,802	13.23
Loans acquired and subject to loss share	143,041	155,319	167,129	173,545	181,765	195,996	201,494	213,872	(21.30)	143,041	181,765	(21.30)
Total loans	3,987,874	3,957,439	3,957,530	3,867,428	3,881,018	3,881,532	2,884,511	2,808,310	2.75	3,987,874	3,881,018	2.75
Intangibles	297,329	298,609	301,478	302,903	304,330	305,065	190,208	190,522	(2.30)	297,329	304,330	(2.30)
Noninterest-bearing deposits	$919,872	935,544	902,766	914,964	856,020	876,138	560,965	567,065	7.46	919,872	856,020	7.46
Interest-bearing deposits	3,918,546	3,828,126	3,983,965	4,089,820	3,985,892	3,958,618	2,944,193	2,988,110	(1.69)	3,918,546	3,985,892	(1.69)
Total deposits	4,838,418	4,763,670	4,886,731	5,004,784	4,841,912	4,834,756	3,505,158	3,555,175	(0.07)	4,838,418	4,841,912	(0.07)
Borrowed funds	188,825	227,664	189,831	168,700	171,875	177,168	195,789	164,063	9.86	188,825	171,875	9.86
Shareholders' equity	711,651	700,475	688,215	676,715	665,652	657,256	500,678	502,375	6.91	711,651	665,652	6.91
Market value per common share	$28.93	$27.05	$29.07	$29.05	$31.46	$27.17	$24.34	$22.38	(8.04)	$28.93	$31.46	(8.04)
Book value per common share	22.56	22.21	21.83	21.50	21.21	20.96	19.84	19.93	6.36	22.56	21.21	6.36
Tangible book value per common share	13.13	12.74	12.27	11.87	11.51	11.23	12.31	12.37	14.07	13.13	11.51	14.07
Shareholders' equity to assets (actual)	12.26%	12.18%	11.81%	11.46%	11.58%	11.46%	11.80%	11.77%	5.87	12.26%	11.58%	5.84
Tangible capital ratio (3)	7.52%	7.37%	7.00%	6.68%	6.64%	6.49%	7.66%	7.65%	13.25	7.52%	6.64%	13.31
Leverage ratio	9.53%	9.31%	8.91%	8.56%	8.68%	8.66%	9.83%	9.79%	9.79	9.53%	8.68%	9.79
Tier 1 risk-based capital ratio	12.45%	12.28%	11.82%	11.55%	11.41%	11.40%	12.87%	12.86%	9.11	12.45%	11.41%	9.11
Total risk-based capital ratio	13.54%	13.43%	12.96%	12.72%	12.58%	12.53%	14.14%	14.13%	7.63	13.54%	12.58%	7.63

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)
									Q4 2014 -	As of
	2014				2013				Q4 2013	December 31,
	Fourth	Third	Second	First	Fourth	Third	Second	First	Percent			Percent
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Variance	2014	2013	Variance
Loans not acquired
Commercial, financial, agricultural	$418,501	$378,802	$365,262	$347,828	$341,600	$331,142	$307,718	$298,013	22.51	$418,501	$341,600	22.51
Lease Financing	10,114	5,377	1,767	612	52	75	103	162	19,350.00	10,114	52	19,350.00
Real estate- construction	210,837	193,787	172,319	149,450	147,075	127,013	117,339	109,484	43.35	210,837	147,075	43.35
Real estate - 1-4 family mortgages	1,014,412	984,778	966,546	941,260	928,803	891,422	859,884	834,204	9.22	1,014,412	928,803	9.22
Real estate - commercial mortgages	1,538,950	1,527,680	1,516,372	1,441,403	1,404,617	1,383,680	1,335,402	1,295,213	9.56	1,538,950	1,404,617	9.56
Installment loans to individuals	74,672	75,068	74,020	67,283	63,655	60,784	62,571	57,362	17.31	74,672	63,655	17.31
Loans, net of unearned	$3,267,486	$3,165,492	$3,096,286	$2,947,836	$2,885,802	$2,794,116	$2,683,017	$2,594,438	13.23	$3,267,486	$2,885,802	13.23
Loans acquired and subject to loss share
Commercial, financial, agricultural	$6,684	$7,698	$7,677	$8,283	$9,546	$10,280	$10,283	$10,157	(29.98)	$6,684	$9,546	(29.98)
Lease Financing	—	—	—	—	—	—	—	—	—	—	—	—
Real estate- construction	—	1,648	1,648	1,648	1,648	1,648	1,648	1,648	(100.00)	—	1,648	(100.00)
Real estate - 1-4 family mortgages	44,017	46,354	49,616	52,252	54,466	56,722	60,409	65,489	(19.18)	44,017	54,466	(19.18)
Real estate - commercial mortgages	92,304	99,580	108,166	111,337	116,077	127,315	129,120	136,541	(20.48)	92,304	116,077	(20.48)
Installment loans to individuals	36	39	22	25	28	31	34	37	28.57	36	28	28.57
Loans, net of unearned	$143,041	$155,319	$167,129	$173,545	$181,765	$195,996	$201,494	$213,872	(21.30)	$143,041	$181,765	(21.30)
Loans acquired from M&F
Commercial, financial, agricultural	$58,098	$64,058	$74,887	$84,004	$117,817	$139,821	$—	$—	(50.69)	$58,098	$117,817	(50.69)
Lease Financing	—	—	—	—	—	—	—	—	—	—	—	—
Real estate- construction	1,224	1,631	2,610	4,803	12,713	23,556	—	—	(90.37)	1,224	12,713	(90.37)
Real estate - 1-4 family mortgages	177,931	190,447	205,126	217,748	224,965	244,079	—	—	(20.91)	177,931	224,965	(20.91)
Real estate - commercial mortgages	325,660	363,793	390,781	415,418	429,878	449,589	—	—	(24.24)	325,660	429,878	(24.24)
Installment loans to individuals	14,434	16,699	20,711	24,074	28,078	34,375	—	—	(48.59)	14,434	28,078	(48.59)
Loans, net of unearned	$577,347	$636,628	$694,115	$746,047	$813,451	$891,420	$—	$—	(29.02)	$577,347	$813,451	(29.02)
Asset quality data
Assets not acquired:
Nonaccrual loans	$18,781	$19,070	$17,175	$18,365	$16,863	$19,995	$20,554	$25,382	11.37	$18,781	$16,863	11.37
Loans 90 past due or more	1,406	7,177	3,615	1,322	2,287	2,078	1,983	2,601	(38.52)	1,406	2,287	(38.52)
Nonperforming loans	20,187	26,247	20,790	19,687	19,150	22,073	22,537	27,983	5.42	20,187	19,150	5.42
Other real estate owned	17,087	20,461	23,950	25,117	27,543	27,357	33,247	39,786	(37.96)	17,087	27,543	(37.96)
Nonperforming assets not acquired	$37,274	$46,708	$44,740	$44,804	$46,693	$49,430	$55,784	$67,769	(20.17)	$37,274	$46,693	(20.17)
Assets acquired and subject to loss share:											—
Nonaccrual loans	$24,172	$33,216	$41,425	$46,078	$49,194	$49,585	$47,281	$47,972	(50.86)	$24,172	$49,194	(50.86)
Loans 90 past due or more	48	1,979	—	32	—	505	126	—	—	48	—	—
Nonperforming loans	24,220	35,195	41,425	46,110	49,194	50,090	47,407	47,972	(50.77)	24,220	49,194	(50.77)
Other real estate owned	6,368	4,033	7,472	10,218	12,942	16,580	27,835	35,095	(50.80)	6,368	12,942	(50.80)
Nonperforming assets acquired and subject to loss share	$30,588	$39,228	$48,897	$56,328	$62,136	$66,670	$75,242	$83,067	(50.77)	$30,588	$62,136	(50.77)
Assets acquired from M&F:											—
Nonaccrual loans	$1,443	$1,991	$5,966	$6,393	$6,275	$224	$—	$—	(77.00)	$1,443	$6,275	(77.00)
Loans 90 past due or more	9,259	8,375	5,057	1,922	1,899	8,568	—	—	387.57	9,259	1,899	387.57
Nonperforming loans	10,702	10,366	11,023	8,315	8,174	8,792	—	—	30.93	10,702	8,174	30.93
Other real estate owned	11,017	9,565	10,381	12,406	12,402	13,223	—	—	(11.17)	11,017	12,402	(11.17)
Nonperforming assets acquired from M&F	$21,719	$19,931	$21,404	$20,721	$20,576	$22,015	$—	$—	5.56	$21,719	$20,576	5.56
Net loan charge-offs (recoveries)	$3,330	$4,952	$2,195	$1,067	$584	$3,084	$2,471	$893	470.21	$11,544	$7,032	64.16
Allowance for loan losses	42,289	44,569	47,304	48,048	47,665	46,250	47,034	46,505	(11.28)	42,289	47,665	(11.28)
Annualized net loan charge-offs / average loans	0.33%	0.50%	0.23%	0.11%	0.06%	0.38%	0.35%	0.13%		0.29%	0.22%
Nonperforming loans / total loans*	1.38%	1.81%	1.85%	1.92%	1.97%	2.09%	2.42%	2.70%		1.38%	1.97%
Nonperforming assets / total assets*	1.54%	1.84%	1.97%	2.06%	2.25%	2.41%	3.09%	3.53%		1.54%	2.25%
Allowance for loan losses / total loans*	1.06%	1.13%	1.20%	1.24%	1.23%	1.19%	1.63%	1.66%		1.06%	1.23%
Allowance for loan losses / nonperforming loans*	76.74%	62.07%	64.59%	64.83%	62.29%	57.13%	67.25%	61.23%		76.74%	62.29%
Nonperforming loans / total loans**	0.62%	0.83%	0.67%	0.67%	0.66%	0.79%	0.84%	1.08%		0.62%	0.66%
Nonperforming assets / total assets**	0.64%	0.81%	0.77%	0.76%	0.81%	0.86%	1.31%	1.59%		0.64%	0.81%
Allowance for loan losses / total loans**	1.29%	1.41%	1.53%	1.63%	1.65%	1.66%	1.75%	1.79%		1.29%	1.65%
Allowance for loan losses / nonperforming loans**	209.49%	169.81%	227.53%	244.06%	248.90%	209.53%	208.70%	166.19%		209.49%	248.90%
*Based on all assets (includes acquired assets)
**Excludes assets acquired from M&F and assets covered under loss share

RENASANT CORPORATION
(Unaudited)
(Dollars in thousands, except per share data)

					RECONCILIATION OF GAAP TO NON-GAAP

									Twelve Months Ended
	2014				2013				December 31,
	Fourth	Third	Second	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	2014	2013
Net income (GAAP)	$15,597	$15,535	$14,853	$13,597	$11,260	$6,637	$8,019	$7,571	$59,582	$33,487
Amortization of intangibles, net of tax	902	947	1,019	1,026	1,069	548	229	242	3,894	2,088
Tangible net income (non-GAAP)	$16,499	$16,482	$15,872	$14,623	$12,329	$7,185	$8,248	$7,813	$63,476	$35,575

Average shareholders' equity (GAAP)	$709,811	$697,103	$686,794	$673,047	$665,513	$553,772	$506,225	$501,634	$691,802	$557,209
Intangibles	297,978	300,725	302,181	303,599	304,388	227,606	190,362	190,787	301,104	228,629
Average tangible s/h's equity (non-GAAP)	$411,833	$396,378	$384,613	$369,448	$361,125	$326,166	$315,863	$310,847	$390,698	$328,580

Average total assets (GAAP)	$5,746,146	$5,758,081	$5,836,607	$5,927,884	$5,741,794	$4,729,079	$4,231,947	$4,206,411	$5,816,517	$4,731,512
Intangibles	297,978	300,725	302,181	303,599	304,388	227,606	190,362	190,787	301,104	228,629
Average tangible assets (non-GAAP)	$5,448,168	$5,457,356	$5,534,426	$5,624,321	$5,437,406	$4,501,473	$4,041,585	$4,015,624	$5,515,413	$4,502,883

Actual total assets (GAAP)	$5,804,526	$5,751,711	$5,826,020	$5,902,831	$5,746,270	$5,735,865	$4,242,401	$4,267,658	$5,804,526	$5,746,270
Intangibles	297,329	298,609	301,478	302,903	304,330	305,065	190,208	190,522	297,329	304,330
Actual tangible assets (non-GAAP)	$5,507,197	$5,453,102	$5,524,542	$5,603,168	$5,441,940	$5,430,800	$4,052,193	$4,077,136	$5,507,197	$5,441,940

(1) Return on Average Equity
Return on avg s/h's equity (GAAP)	8.72%	8.84%	8.67%	8.19%	6.71%	4.75%	6.35%	6.12%	8.61%	6.01%
Effect of adjustment for intangible assets	7.18%	7.66%	7.88%	7.86%	6.83%	3.98%	4.12%	4.07%	7.63%	4.82%
Return on avg tangible s/h's equity (non-GAAP)	15.89%	16.50%	16.55%	16.05%	13.55%	8.74%	10.47%	10.19%	16.25%	10.83%

(2) Return on Average Assets
Return on (average) assets (GAAP)	1.08%	1.07%	1.02%	0.93%	0.78%	0.56%	0.76%	0.73%	1.02%	0.71%
Effect of adjustment for intangible assets	0.12%	0.13%	0.13%	0.12%	0.12%	0.08%	0.06%	0.06%	0.13%	0.08%
Return on average tangible assets (non-GAAP)	1.20%	1.20%	1.15%	1.05%	0.90%	0.63%	0.82%	0.79%	1.15%	0.79%

(3) Shareholder Equity Ratio
Shareholders' equity to (actual) assets (GAAP)	12.26%	12.18%	11.81%	11.46%	11.58%	11.46%	11.80%	11.77%	12.26%	11.58%
Effect of adjustment for intangible assets	4.74%	4.81%	4.81%	4.79%	4.94%	4.97%	4.14%	4.12%	4.74%	4.94%
Tangible capital ratio (non-GAAP)	7.52%	7.37%	7.00%	6.68%	6.64%	6.49%	7.66%	7.65%	7.52%	6.64%

					CALCULATION OF EFFICIENCY RATIO

Interest income (FTE)	$57,335	$58,098	$60,002	$57,811	$58,644	$46,083	$41,331	$40,371	$233,246	$186,429
Interest expense	5,580	5,886	6,108	6,206	6,408	5,890	5,541	5,564	23,780	23,403
Net Interest income (FTE)	$51,755	$52,212	$53,894	$51,605	$52,236	$40,193	$35,790	$34,807	$209,466	$163,026

Total noninterest income	$19,971	$22,562	$19,471	$18,616	$18,341	$18,935	$17,317	$17,378	$80,620	$71,971
Securities gains (losses)	—	375	—	—	—	—	—	54	375	54
Gain on acquisition	—	—	—	—	—	—	—	—	—	—
Total noninterest income	$19,971	$22,187	$19,471	$18,616	$18,341	$18,935	$17,317	$17,324	$80,245	$71,917
Total Income (FTE)	$71,726	$74,399	$73,365	$70,221	$70,577	$59,128	$53,107	$52,131	$289,711	$234,943

Total noninterest expense	$45,979	$48,175	$49,396	$47,645	$51,129	$46,613	$37,734	$37,600	$191,195	$173,076
Amortization of intangibles	1,327	1,381	1,427	1,471	1,508	724	314	323	5,606	2,869
Merger-related expenses	499	—	—	195	1,879	3,763	385	—	694	6,027
Debt extinguishment penalty	—	—	—	—	—	—	—	—	—	—
Total noninterest expense	$44,153	$46,794	$47,969	$45,979	$47,742	$42,126	$37,035	$37,277	$184,895	$164,180

(4) Efficiency Ratio	61.56%	62.90%	65.38%	65.48%	67.65%	71.25%	69.74%	71.51%	63.82%	69.88%